UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CHEROKEE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHEROKEE INC.
6835 Valjean Avenue
Van Nuys, California 91406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 13, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of the Stockholders of Cherokee Inc. will be held at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California 90401, on Tuesday June 13, 2006 at 10:00 a.m. (Pacific Time) for the following purposes:

1.          To elect five directors to the Board of Directors who will serve until the 2007 Annual Meeting of Stockholders of Cherokee Inc. and until their successors have been duly elected and qualified;

2.          To approve The 2006 Incentive Award Plan; and

3.          To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on April 20, 2006 will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose germane to the annual meeting during normal business hours for ten days prior to the annual meeting.

The Board of Directors urges each stockholder to read carefully the enclosed proxy statement, which is incorporated herein by reference.

By Order of the Board of Directors,

Carol A. Gratzke Secretary

Van Nuys, California
April 20, 2006

IMPORTANT

Whether or not you expect to attend the annual meeting in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at the annual meeting.

CHEROKEE INC.
6835 Valjean Avenue
Van Nuys, California 91406

PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 13, 2006

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cherokee Inc., a Delaware corporation (“Cherokee” or the “Company”), of proxies to be used at the 2006 Annual Meeting of Stockholders to be held at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California, on June 13, 2006, at 10:00 a.m. (Pacific Time) and at any adjournments or postponements thereof. A form of the proxy is enclosed for use at the annual meeting. Stockholders are being asked to vote upon the election of five directors to the Board of Directors, to approve The 2006 Incentive Award Plan and to transact such other business as may properly come before the annual meeting. The approximate date on which this Proxy Statement and form of proxy are being mailed to the stockholders is May 5, 2006.

Record Date, Outstanding Shares and Voting

The Company’s Board of Directors has fixed April 20, 2006 as the record date to determine stockholders entitled to notice of and to vote at the annual meeting. As of the record date, there were 8,787,311 shares of common stock outstanding. Each stockholder of record at the close of business on April 20, 2006 is entitled to one vote for each share of common stock then held on each matter to come before the annual meeting, or any adjournments or postponements thereof.

Quorum and Voting Requirements

A majority of the votes eligible to be cast at the annual meeting by holders of common stock, or 4,393,656 votes, represented in person or by proxy at the annual meeting is required for a quorum. Under Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes are shares held by a broker or nominee which are represented at the meeting but with respect to which such broker or nominee is not empowered to vote on a particular proposal. Under the rules that govern brokers, brokers who have record ownership of shares have the authority to vote on certain “routine” matters even when they have not received instructions from the beneficial owners of such shares. Brokers that do not receive instructions are entitled to vote on the election of directors. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting. The nominees receiving the five highest number of votes will become directors. Abstentions will not affect whether the election of any nominee to the Board of Directors is approved at the annual meeting. No other proposals are expected to be presented at the annual meeting. The Company’s Certificate of Incorporation does not provide for cumulative voting.

Voting and Revocation of Proxies

If no instructions are given on the proxy, all shares represented by valid proxies received pursuant to this solicitation and not revoked before they are voted will be voted FOR the directors nominated by the Board of Directors, and FOR approval of The 2006 Incentive Award Plan, and as recommended by the Board of Directors with regard to all other matters or if no such recommendation is given, in the discretion of the proxy holder. Proxies marked “withhold” and/or “abstain” will be counted towards the quorum requirement but will not be voted for the election of the Board of Directors’ director nominees or for approval of The 2006 Inventive Award Plan.

A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the meeting, a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, are required to so notify the Secretary of the Company prior to the beginning of the annual meeting.

Security Ownership of Principal Stockholders

The following table sets forth information regarding the beneficial ownership of common stock as of April 20, 2006 by each person believed to own beneficially five percent or more of the Company’s common stock. Unless noted otherwise, the holders listed below have sole voting power and dispositive power over the shares beneficially held by them. Under the rules of the Securities and Exchange Commission, in calculating percentage ownership, each holder is deemed to beneficially own any shares subject to options exercisable by the holder within sixty days of April 20, 2006, but options owned by others are deemed not to be outstanding shares even if the options are exercisable within sixty days. Percentage ownership is based on 8,787,311 shares of common stock outstanding on April 20, 2006.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Robert Margolis 6835 Valjean Avenue Van Nuys, CA 91406	1,244,733	(1)	14.2%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	914,215	(2)	10.4%
FMR Corp. 82 Devonshire Street Boston, MA 02109	677,056	(3)	7.7%

(1)                       Includes 150,000 shares owned by The Newstar Group, Inc. d/b/a The Wilstar Group (“Wilstar”). Mr. Margolis is the sole shareholder of Wilstar. Includes 300,000 shares contributed to the Robert Margolis Foundation, Inc. Mr. Margolis expressly disclaims beneficial ownership of such shares in the Robert Margolis Foundation.

(2)                       As reported in a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006 by Barclays Global Investors, NA and affiliated entities.

(3)                       As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006 by FMR Corp. and affiliated entities.

Security Ownership of Management

The following table sets forth information regarding the beneficial ownership of common stock as of April 20, 2006, by each director and nominee for director, the Chief Executive Officer and each of the four other most highly compensated executive officers as of January 28, 2006, and all directors and executive officers as a group. Unless noted otherwise, the holders listed below have sole voting and dispositive power over the shares beneficially held by them. Under the rules of the Securities and Exchange Commission, in calculating percentage ownership, each holder is deemed to beneficially own any shares subject to options exercisable by the holder within sixty days of April 20, 2006, but options owned by others are deemed not to be outstanding shares even if the options are exercisable within sixty days. Percentage ownership is based on 8,787,311 shares of common stock outstanding on April 20, 2006.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Robert Margolis(1)	1,244,733	14.2%
Jess Ravich	13,316	*
Keith Hull	10,000	*
Timothy Ewing(2)	160,378	1.8%
Dave Mullen	5,000	*
Howard Siegel(3)	53,279	1.0%
Sandi Stuart(4)	56,666	1.0%
Russell J. Riopelle(5)	35,333	*
Larry Sass(6)	8,133	*
All Executive Officers and directors as a group(7)	1,586,838	18.1%

*                                 = less than 1%

(1)                       Includes 794,733 shares held individually by Mr. Margolis, 150,000 shares owned by Wilstar, and 300,000 shares held by the Robert Margolis Foundation. Mr. Margolis is the sole shareholder of Wilstar, and expressly disclaiming beneficial ownership of the shares held by the Robert Margolis Foundation.

(2)                       Includes 123,978 shares held by Mr. Ewing directly; 11,294 shares held directly by Endurance Partners, L.P., and 25,106 shares held directly by Endurance Partners, (Q.P.), L.P. (Endurance Partners L.P. and Endurance Partners, (Q.P.), L.P. together, the “Funds”). Mr. Ewing is the sole member of the Ewing Asset Management, L.L.C., which is the general partner of Endurance General Partners, L.P., which in turn is the general partner of the Funds. Mr. Ewing disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein, and this report shall not be deemed an admission that Mr. Ewing is the beneficial owner of these shares for the purposes of Section 16 of the Securities and Exchange Act of 1934, as amended, or for any other purpose.

(3)                       Includes 3,333 shares which may be acquired pursuant to options that are currently exercisable or will be exercisable within sixty days of April 20, 2006.

(4)                       Includes 3,333 shares which may be acquired pursuant to options that are or will be exercisable within sixty days of April 20, 2006.

(5)                       Includes 28,481 shares which may be acquired pursuant to options that are or will be exercisable within sixty days of April 20, 2006.

(6)                       Includes 8,133 shares which may be acquired pursuant to options that are or will be exercisable within sixty days of April 20, 2006.

(7)                       Includes 43,280 shares which may be acquired pursuant to options that are or will be exercisable within sixty days of April 20, 2006.

ITEM 1.   ELECTION OF DIRECTORS

At the annual meeting, stockholders will be asked to elect five directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. All five incumbent directors have been nominated for re-election for one-year terms. Mr. Margolis has been nominated pursuant to the terms of a management agreement between Mr. Margolis and the Company. See “Executive Compensation—Employment and Management Agreements—Management Agreement.” None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting.

In the event that any nominee for director should become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

Information Concerning Directors and Nominees for Board of Directors

The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company. Each nominee has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected.

Name, Age and Present Position with the Company	Principal Occupation for Past Five Years; Other Directorships; Business Experience
Robert Margolis, 58 Director, Chairman of the Board of Directors and Chief Executive Officer

Mr. Margolis has been a director since May 1995. Mr. Margolis was appointed Chairman of the Board of Directors and Chief Executive Officer on May 5, 1995. Mr. Margolis was the co-founder of the Company’s Apparel Division in 1981. He had been the Co-Chairman of the Board of Directors, President and Chief Executive Officer since June 1990 and became Chairman of the Board of Directors on June 1, 1993. Mr. Margolis resigned all of his positions with the Company on October 31, 1993 and entered into a one-year consulting agreement with the Company. Subsequently, Mr. Margolis rejoined us as Chairman and CEO in 1995. Mr. Margolis’ services as Chief Executive Officer are provided pursuant to the terms of a management agreement between Mr. Margolis and the Company. See “Executive Compensation—Employment and Management Agreements—Management Agreement.”

Timothy Ewing, 45 Director

Mr. Ewing has been a director since September 1997. Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, formed in 2001. Mr. Ewing sits on the board of directors of Harbourton Capital Group (OTC: HBTC) in McLean, Virginia since 2000, and TransWorld Corporation (OTC: TWOC) in New York, New York since 2004. In addition, he is immediate past chairman and executive board member of the Dallas Museum of Natural History, and sits on the board of trustees of The Dallas Opera, and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.

Dave Mullen, 71 Director

Mr. Mullen has been a Director since May 2000. For more than nine years, he was the President and CEO of Robinson’s-May in North Hollywood, California and retired from The May Department Stores in July 1999. He joined The May Department Stores in March 1988 and from March 1988 to June 1988 was the President and CEO of Goldwater’s in Phoenix, Arizona. From June 1988 to January 1991 he was President and CEO of Filene’s in Boston, Massachusetts and in January 1991 became the President and CEO of Robinson’s-May in North Hollywood.

Jess Ravich, 48 Director

Mr. Ravich has been a Director since May 1995. Mr. Ravich is the Chairman and Chief Executive Officer of Libra Securities, LLC, a Los Angeles based investment banking firm that focuses on capital raising and financial advisory services for middle market corporate clients and the sales and trading of debt and equity securities for institutional investors. Prior to founding Libra in 1991, Mr. Ravich was an Executive Vice President at Jefferies & Co., Inc. and a Senior Vice President at Drexel Burnham Lambert. Mr. Ravich serves on the board of directors of the Continental AFA Dispensing Company and the board of managers of OpBiz, LLC. In addition to his professional responsibilities, Mr. Ravich is also on the Undergraduate Executive Board of the Wharton School and the Board of Trustees of the Archer School for Girls.

Keith Hull, 53 Director

Mr. Hull has been a director since June 1995. For eight years, Mr. Hull was President of Avondale Fabrics and Corporate Vice President of its parent, Avondale Mills Inc. In 2004, Mr. Hull was named President and COO of Avondale Mills. Avondale Mills is a diversified manufacturer of textiles.

Meetings and Committees of the Board of Directors

The business affairs of the Company are managed under the direction of the Board of Directors, although the Board of Directors is not involved in day-to-day operations. During the fiscal year ended January 28, 2006 (“fiscal 2006”) the Board of Directors met four times and took action on seven occasions. Each director attended at least 80% of all Board of Directors and applicable committee meetings during fiscal 2006. The Company encourages all of its directors to attend annual meetings of stockholders. All directors attended the 2005 annual meeting of stockholders.

The Board of Directors does not currently provide a process for stockholders to send communications directly to the Board of Directors. However, communications may be sent by stockholders to the Secretary c/o Cherokee Inc., 6835 Valjean Avenue, Van Nuys, California 91406, who will forward any received communications to the Board of Directors.

Audit Committee

The primary functions of the Company’s Audit Committee are to select, evaluate and, where appropriate, replace a firm of independent certified public accountants to conduct, among other things, the annual audit of the Company’s books and records; to review with the independent accountants the scope and results of the annual audit and quarterly reviews prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; to meet with the independent accountants and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed; to review and discuss the Company’s financial statements with the Company’s management; to consult with the independent accountants and management with regard to the adequacy of the Company’s system of internal accounting and financial controls; to discuss with management and the independent accountants the Company’s practices with respect to risk assessment, risk management and critical accounting policies; to receive from the independent auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the independent auditors; to review and reassess annually the adequacy of its charter; to prepare a report each year for inclusion in the Company’s annual Proxy Statement; and to pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent accountants. The Cherokee Board of Directors has adopted a written charter for the Audit Committee, which was attached to the 2004 Proxy as Annex A. In addition, the Board of Directors has determined that all of the members of the Audit Committee are “independent,” as defined by the rules of The Nasdaq Stock Market, Inc. and Rule 10A-3 of the Exchange Act.

Representatives of the Company’s independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. In fiscal 2006, the Audit Committee consisted of three non-employee directors: Mr. Hull, Mr. Mullen and Mr. Ravich, and Mr. Ravich is the Company’s designated Audit Committee Financial Expert. The Audit Committee met four times during fiscal 2006. All members of the Audit Committee attended all of the Audit Committee meetings in fiscal 2006.

Any stockholder or employee may submit at any time a complaint or concern to the Audit Committee regarding any questionable accounting, internal accounting controls or auditing matters concerning the Company by writing c/o Keith Hull, Cherokee Inc. 6835 Valjean Avenue, Van Nuys, California 91406.

Compensation Committee

The Company’s compensation program for executive officers is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for setting and administering executive officer salaries and the annual bonus and long-term incentive plans that govern the compensation paid to the Company’s executives. The Compensation Committee consists of Mr. Ravich, Mr. Ewing and Mr. Hull, all of whom are non-employee directors and outside directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code, respectively. The Board of Directors has determined that all of the members of the Compensation Committee are “independent,” in accordance with Rule 4350(c) rules of The Nasdaq Stock Market, Inc. The Compensation Committee met twice during fiscal 2006 and took action on four occasions during fiscal 2006.

Compensation Committee Interlocks and Insider Participation

Except for Mr. Margolis, who is a director and Chief Executive Officer of the Company, as well as the sole shareholder of Wilstar, none of the executive officers of the Company has served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

Nominating Committee

The Company does not have a standing nominating committee, which the Board of Directors determined is not necessary given the relatively small size of the Company’s Board of Directors and management team, limited scope of operations and simplicity of the Company’s business. In accordance with the Nasdaq rules, commencing in fiscal year 2004, only the members of the Board of Directors who qualify as “independent directors” within the meaning of Rule 4200(a)(15) of the Nasdaq Rules will perform the functions of the nominating committee. These functions include reviewing and recommending to the full Board of Directors issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; and making recommendations regarding proposals submitted by stockholders. The independent directors will evaluate nominees recommended by stockholders in the same manner as they evaluate other nominees. The independent directors will review each potential candidate’s qualifications, including the following criteria: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience in the Company’s industry and with relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of the Company’s operations; and practical and mature business judgment.

All of the nominees for director being voted upon at the Annual Meeting are directors standing for re-election.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s directors, officers (including the Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions), employees, agents and consultants. This Code satisfies the requirements of a “code of business conduct and ethics” under Rule 4350-7 of the Nasdaq Rules and a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules.

Directors’ Remuneration and Stock Options

For their services on the Board of Directors during fiscal 2006, each non-employee director was paid a retainer fee of $25,000 per annum. The fees are paid in quarterly increments. On February 6, 2003, the directors voted to start paying committee members fees for their service on committees. Therefore, beginning in fiscal year 2004, in addition to the general retainer for board service, each Audit Committee member received $5,000 and each Compensation Committee member received $2,500 per each formal meeting. Each Audit Committee member also received an additional retainer fee of $15,000 per annum, bringing the aggregate retainer for such individuals for board and Audit Committee service to $40,000 per annum. These same costs were incurred during fiscal 2005 and fiscal 2006.

In addition, during fiscal 2006 none of the current directors exercised any stock options to purchase common stock of Cherokee Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR EACH OF THE DIRECTORS NOMINATED IN ITEM 1.

ITEM 2.   APPROVAL OF THE 2006 INCENTIVE AWARD PLAN

As of April 28, 2006, the Company’s Board of Directors adopted, subject to stockholder approval, the 2006 Incentive Award Plan of Cherokee Inc. (the “Plan”), which constitutes an amendment and restatement of the 2003 Incentive Award Plan of Cherokee Inc. (the “2003 Plan”). The effectiveness of the Plan is subject to approval by the Company’s stockholders, which is recommended by the Board of Directors. The principal purposes of the Plan are to provide an additional incentive for independent directors, employees and consultants of the Company and its subsidiaries to further the growth, development and financial success of the Company and to enable the Company to obtain and retain their services. The Plan amends the 2003 Plan to increase the number of shares available for grant of Awards, to provide for awards (“Awards”) of performance-based cash bonuses, stock appreciation rights and other stock-based awards, in addition to options and restricted stock awards, which were included under the original terms of the 2003 Plan, and to make other changes, all as described below. If the Plan is not approved by the Company’s stockholders, the 2003 Plan will continue in full force in accordance with its terms as they were in effect immediately prior to the adoption of the Plan, and the Plan will not take effect. However, of the 250,000 shares initially available for award under the 2003 Plan, all such shares were granted as of April 7, 2006, leaving zero shares available for future award, except that any shares of common stock that may again be optioned, granted or awarded under the terms of the 2003 Plan as in effect immediately prior to this amendment and restatement shall be available for grant under the Plan.

The Plan is also being submitted to stockholders to allow for performance-based cash and equity compensation that is paid under the Plan to be deductible by the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes, generally, unless such compensation constitutes “qualified performance-based compensation,” which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by the Company’s stockholders.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

PLAN SUMMARY

Term

If approved by stockholders, the Plan will become effective on the date of such approval and will expire on the tenth anniversary of such date. No Award may be made under the Plan after its expiration date, but Awards made prior thereto may extend beyond that date. If the Plan is not approved by stockholders, the 2003 Plan will continue in full force in accordance with its terms as in effect prior to the adoption of the Plan.

Administration

The Compensation Committee of the Board or another committee thereof (the “Committee”) will administer the Plan with respect to grants to employees or consultants of the Company and the full Board will administer the Plan with respect to grants to independent directors (“Director Awards”). The Committee will consist of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” for the purposes of Section 162(m) of the Code. Subject to the terms and conditions of the Plan, the Board or Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Plan. Similarly, the Board has discretion to determine the terms and conditions of Director Awards and to interpret and administer the Plan with respect to Director Awards. The Committee (or the Board with respect to Director Awards) is also authorized to adopt, amend and rescind rules relating to the administration of the Plan. However stockholder approval will generally be obtained to the extent necessary and desirable to comply with any applicable law, regulation or securities exchange rule, and stockholder approval will also be obtained for any amendment to the Plan that increases the number of shares available under the Plan (other than any adjustment permitted by the Plan in connection with certain changes in capital structure), permits the Committee to grant options with an exercise price that is below fair market value on the date of grant, permits the Committee to extend the exercise period for an option beyond ten years from the date of grant, or expands the class of persons who are eligible to participate in the Plan. In addition, the Plan prohibits any amendment of an option to reduce the per share exercise price below the per share exercise price as of the date of grant. Except to the extent permitted by the Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. The Plan also provides that if the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt amendments to the Plan and the applicable Award agreement, or adopt other policies and procedures, or take any other actions that the Committee deems necessary to exempt the Award from Code Section 409A or to comply with the requirements of Code Section 409A.

Eligibility

Awards under the Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Committee for participation in the Plan. Independent directors of the Company may be granted nonqualified stock options, restricted stock awards, stock appreciation rights and other stock-based awards by the Board.

Shares Available for Grant and Limitation on Awards

Under the Plan, not more than 250,000 shares of common stock (or the equivalent in other equity securities) are authorized for grant pursuant to Awards. Furthermore, the maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year cannot exceed 100,000. The maximum amount of cash compensation payable pursuant to one or more Awards under the Plan in any fiscal year to any individual may not exceed $500,000. The shares subject to the Plan may be authorized and unissued shares or treasury shares.

Any shares of common stock that may again be optioned, granted or awarded under the terms of the 2003 Plan as in effect immediately prior to this amendment and restatement shall be available for grant under the Plan. With respect to 250,000 shares of common stock newly authorized for grant under the Plan, to the extent that an Award expires or lapses for any reason, or is settled in cash, any shares subject to the Award may again be available for new grants under the Plan. The Plan prohibits shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award from being available for subsequent grant under the Plan.

Awards Under the Plan

The 2003 Plan provided for the grant of options and restricted stock. The Plan also provides for the grant of performance-based cash bonuses, stock appreciation rights and other stock-based awards. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

Performance-Based Bonuses.   The Plan authorizes the Committee to award cash bonuses (“Performance-Based Bonuses”) which will be contingent on the attainment of performance goals that are established by the Committee and relate to performance criteria for a specified date(s) or period(s) determined by the Committee. Any performance-based bonus paid to a “covered employee” within the meaning of Code Section 162(m) will be a performance-based award intended to qualify under Section 162(m).

Nonqualified Stock Options (“NQSOs”).   NQSOs will provide for the right to purchase common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable in the discretion of the Committee (or the Board with respect to Director Awards) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee.

Incentive Stock Options (“ISOs”).   ISOs will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

The Plan does not provide for the Committee’s authority to extend the term of any outstanding option in connection with any termination of employment or termination of consultancy of the optionee or to accelerate the vesting of an option. Moreover, the Plan prohibits participants from paying the exercise price of an option with a loan from the Company or with a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

Restricted Stock.   Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Board or Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. The Plan imposes a minimum vesting requirement under which restrictions on shares of restricted stock generally will lapse no earlier than 3 years from the date of grant on a prorated basis, unless the lapsing of the restrictions is tied to the performance of the Company (or one or more of its divisions or units), in which case the Committee may determine to have the restrictions lapse after 1 year from the date of grant. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Stock Appreciation Rights.   The Plan provides for the grant of stock appreciation rights. A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the right over the fair market value of a share of common stock on the date of grant of the right, subject to any limitations the Committee may impose and any applicable tax withholding. Payment of such amount may be made in cash, in shares or a combination of both, as determined by the Committee.

Other Stock-Based Awards.   The Plan provides for the grant of Awards that are not described above and that are related to shares of the Company’s common stock (“other stock-based awards”). These other stock-based awards may include, but are not limited to, performance shares and stock units. Performance shares will be denominated in a number of shares and may be linked to performance criteria on a specified date(s) or period(s) of time as determined appropriate by the Committee. Stock units will be valued, in whole or in part, based on the fair market value of the shares, and each stock unit will consist of a bookkeeping entry representing an amount equivalent to the fair market value of one share. Payments with respect to other stock-based awards will be made in cash, shares or a combination of both, as determined by the Committee.

The Committee in its discretion will set the term and exercise price or purchase price, as applicable, of any performance share award, stock unit award or other stock-based award, provided that such price generally will not be less than the par value of a share on the date of grant. Performance share awards, stock unit awards and other stock-based awards will generally only be exercisable or payable while the participant is an employee of the Company or any of its subsidiaries.

Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

The Plan provides that the Committee (or the Board with respect to Director Awards) may make adjustments to prevent dilution or enlargement of the Awards, benefits or potential benefits intended to be made available under the Plan upon an event that, in the sole discretion of the Committee (or the Board with respect to Director Awards) affects the Company’s common stock such that an adjustment is determined to be appropriate. Such events include any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, other similar corporate transaction or event or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or changes in applicable laws, regulations, or accounting principles. Upon such an event, the Plan authorizes the Committee (or the Board with respect to Director Awards) to adjust the number and kind of shares of common stock (or other securities or property) with respect to which Awards may be granted or awarded, the number and kind of shares of common stock (or other securities or property) subject to outstanding Awards, and the grant or the exercise price with respect to any Award. Upon such an event, whenever the Committee (or the Board with respect to Director Awards) determines that an adjustment is appropriate in order to prevent dilution or enlargement of the Awards, benefits or potential benefits intended to be made available under the Plan, the Committee (or the Board with respect to Director Awards) may:

•       cancel any Award for an amount of cash (or other rights or property) equal to the amount that could have been attained upon the exercise of such Award;

•       provide that the Award cannot vest, be exercised or become payable after such event;

•       provide that such Award shall be exercisable as to all shares covered thereby;

•       provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or substituted for by similar options, rights, or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

•       make adjustments in the number and type of shares of common stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding restricted stock, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

•       provide that, for a specified period of time prior to such event, the restrictions imposed upon some or all shares of restricted stock or common stock may be terminated and some or all shares of such restricted stock or common stock may cease to be subject to repurchase after such an event.

Except as otherwise provided in any applicable Award agreement or other written agreement between the Company and a participant, if a change in control (as defined in the Plan) occurs and a participant’s Awards are not converted, assumed or replaced by a successor entity, then immediately prior to the change in control, such Awards will become fully exercisable and all forfeiture restrictions on such Awards will lapse.

The Plan does not authorize adjustments that would cause Awards intended to qualify as performance-based compensation to fail to so qualify. Moreover, the Plan does not authorize an adjustment or action that would cause the Plan to violate Code Section 422(b)(1) or that would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board with respect to Director Awards) determines that the Award is not to comply with such exemptive conditions. The Plan also does not authorize adjustments that would cause Awards to constitute non-qualified deferred compensation subject to Code Section 409A.

Securities Laws and Federal Income Taxes

Securities Laws.   The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and Awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

General Federal Tax Consequences.   The following is a brief summary of the principal United States federal income tax consequences under current federal income tax laws related to Awards under the Plan. This summary does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.

Cash.   The amount of cash received by a participant is required to be recognized by such participant as ordinary income subject to withholding and will generally be allowed as a deduction to the Company, subject to the limitations of Section 162(m) of the Code with respect to covered employees.

Options and Restricted Stock.   Under current federal laws, in general, recipients of awards and grants of NQSOs and restricted stock under the Plan are taxable under Section 83 of the Code upon their receipt of common stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Code, recipients of ISOs are generally not taxable on their receipt of common stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, the Company is not entitled to income tax deductions with respect to such exercises. Participants in the Plan will be provided with detailed information regarding the tax consequences relating to the various types of Awards and grants under the Plan.

Other Awards.   The current federal income tax consequences of other Awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; the fair market value of any shares of common stock or other property a participant receives in connection with performance shares, stock units or other stock-based awards are includible in income in the year received or made available to the participant without substantial limitations or restrictions. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to the limitations of Section 162(m) of the Code with respect to covered employees.

Section 162(m) Limitation.   In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “qualified performance-based compensation.”

Under Code Section 162(m), stock options will satisfy the “qualified performance-based compensation” exception if the award of the options is made by a board of directors committee consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). Other types of Awards may only qualify as “qualified performance-based compensation” if such Awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s shareholders.

The Plan has been designed in order to permit the Committee to grant stock options which will qualify as “qualified performance-based compensation.” In addition, in order to permit Awards other than stock options to qualify as “qualified performance-based compensation,” the Plan provides that the Committee may designate as “Section 162(m) Employees” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Code Section 162(m). The Committee may grant Awards to Section 162(m) Employees that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals with respect to the Company, any subsidiaries of the Company, any division or operating unit or any Company brands, groups of brands or specific brands:

•       net income;

•       pre-tax income;

•       operating income;

•       cash flow;

•       earnings per share;

•       return on equity;

•       return on invested capital or assets;

•       cost reductions or savings;

•       funds from operations;

•       appreciation in the fair market value of common stock;

•       earnings before any one or more of the following items: interest, taxes, depreciation or amortization; or

•       achievement of strategic initiatives.

Other Considerations.   Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by the Company and are subject to an excise tax of 20 percent payable by the recipient.

The Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in common stock previously owned by the participant rather than in cash.

New Plan Benefits

No new plan benefit table for the Plan is included in this Proxy Statement because the benefits or amounts that will be received or allocated under the Plan to the persons for which disclosure is required by the Securities and Exchange Commission will be made at the discretion of the Committee (or the Board with respect to Director Awards) and, accordingly, are not determinable at this time. However, the following grants were made under the 2003 Plan in fiscal 2006 and as of April 7, 2006:

2003 Incentive Award Plan

Name and Position	Number of Securities Underlying Options Granted (#)	Number of Shares of Restricted Stock Granted (#)
Robert Margolis Chairman and Chief Executive Officer	0	0
Howard Siegel President—Operations	10,000	0
Sandi Stuart Executive Vice President	10,000	0
Russell J. Riopelle Chief Financial Officer	25,644	0
Mark Nawrocki Senior Vice President	50,000	0
Larry Sass Senior Vice President	12,500	0
Executive Group	108,144	0
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	42,500	0

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the annual meeting and entitled to vote is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF
THE 2006 INCENTIVE AWARD PLAN.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table includes information concerning annual and long-term compensation earned by the Chief Executive Officer and the other four most highly compensated executive officers as of January 28, 2006 (collectively, the “Named Executive Officers”), for services rendered during each of the Company’s last three fiscal years. The underlying option awards for fiscal 2006 were approved by our Compensation Committee on March 31, 2006 and were awarded on April 7, 2006, and were considered to be part of the compensation paid to key employees for their service during fiscal 2006. The underlying option awards for fiscal 2005 were approved by our Compensation Committee in June 2005 and were awarded shortly thereafter, and were considered to be part of the compensation paid to key employees for their service during fiscal 2005. The underlying option awards for fiscal 2004 were approved by our Board of Directors and Compensation Committee on April 7, 2004 and were considered to be part of the compensation paid to key employees for their service during fiscal 2004. The options awarded for fiscal 2006, fiscal 2005 and fiscal 2004 expire in seven years from the date of grant, and vest ratably over three years.

				Long Term Compensation
				Securities
	Annual Compensation(1)			Underlying	All Other
Name and	Fiscal	Salary	Bonus	Option Awards	Compensation
Principal Position	Year	$	$	#	$
Robert Margolis(2)	2006	760,000	3,681,133	—	—
Chairman and Chief Executive Officer	2005	734,000	3,472,353	—	—
	2004	720,746	3,053,473	—	—
Howard Siegel	2006	150,000	290,000	—	—
President—Operations	2005	150,000	303,797	10,000	—
	2004	150,000	271,313	10,000	—
Sandi Stuart	2006	300,000	125,000	—	—
Executive Vice President	2005	280,000	125,000	10,000	—
	2004	280,000	60,000	10,000	—
Russell J. Riopelle(3)	2006	250,000	125,000	15,644	—
Chief Financial Officer	2005	225,000	75,000	10,000	—
	2004			50,000	—
Mark Nawrocki(4)	2006	166,731	52,600	50,000	—
Senior Vice President					—
					—
Larry Sass	2006	200,000	60,000	2,500	—
Senior Vice President	2005	190,000	50,000	10,000	—
	2004	190,000	50,000	5,000	—

(1)                       None of the Named Executive Officers received any compensation reportable as Other Annual Compensation during the period covered by the Summary Compensation Table, except for perquisites, which did not exceed the lesser of $50,000 or 10% of total annual salary and bonus of such Named Executive Officer, and as a result, the corresponding column was omitted. Additionally, none of the Named Executive Officers received restricted stock awards or long-term incentive plan payouts during the period covered by the Summary Compensation Table and, as a result, the corresponding columns were omitted.

(2)                       The executive management services of Mr. Margolis as the Company’s Chairman of the Board and Chief Executive Officer are provided pursuant to a management agreement originally between Wilstar and the Company. Mr. Margolis is the sole stockholder of Wilstar. On January 3, 2001,

Wilstar assigned the management agreement to Mr. Margolis. Under the management agreement, Mr. Margolis is eligible to receive both base compensation and annual cash bonuses for providing management services. See “Employment and Management Agreements—Management Agreement” below for a further description of the management agreement.

(3)                       Russell J. Riopelle joined the Company as Chief Financial Officer on February 20, 2004, and received a grant of 20,310 stock options in February 2004 and a grant of 29,690 stock options in April 2004.

(4)                       Mark Nawrocki joined Cherokee on April 13, 2005, and subsequently received a grant of 25,000 stock options in June 2005 and a grant of 25,000 stock options in April 2006, all for his performance during fiscal 2006.

Option Grants in Last Fiscal Year

The first table below provides information on grants of stock options which occurred during fiscal 2006 to the Named Executive Officers for performance during fiscal 2005, with the one exception noted in footnote 3. These underlying awards were approved by our Compensation Committee in June 2005 and awarded on June 15, 2005 and June 30, 2005, and hence were not reported in last year’s proxy dated April 20, 2005. The second table below provides information on grants of stock options during fiscal 2007 to the Named Executive Officers for performance during fiscal 2006. The underlying option awards were approved by our Compensation Committee on March 31, 2006 and awarded on April 7, 2006. All of the options shown below expire in seven years from the date of grant, and vest ratably over three years.

Stock Options Awarded during Fiscal 2006

	Number of	Percentage of			Potential Realizable Value
	Securities	Total Options			at Assumed Annual Rates of
	Underlying	Granted to	Exercise or		Stock Price Appreciation
	Options	Employees in	Base Price	Expiration	for Option Term ($)(2)
Name	Granted #(1)	fiscal 2006	($/Share)	Date	5%	10%
Robert Margolis	—	—	—	—	—	—
Howard Siegel	10,000	10.0%	34.62	6-30-2012	$140,938	$328,446
Sandi Stuart	10,000	10.0%	34.62	6-30-2012	$140,938	$328,446
Russell J. Riopelle	10,000	10.0%	34.62	6-30-2012	$140,938	$328,446
Mark Nawrocki(3)	25,000	25.0%	33.00	6-15-2012	$335,858	$782,692
Larry Sass	10,000	10.0%	34.62	6-30-2012	$140,938	$328,446

Stock Options Awarded during Fiscal 2007

	Number of	Percentage of			Potential Realizable Value
	Securities	Total Options			at Assumed Annual Rates of
	Underlying	Granted to	Exercise or		Stock Price Appreciation
	Options	Employees in	Base Price	Expiration	for Option Term ($)(2)
Name	Granted #(1)	fiscal 2007	($/Share)	Date	5%	10%
Robert Margolis	—	—	—	—	—	—
Howard Siegel	—	—	—	—	—	—
Sandi Stuart	—	—	—	—	—	—
Russell J. Riopelle	15,644	30.9%	39.26	4-07-2013	$250,034	$582,686
Mark Nawrocki	25,000	49.4%	39.26	4-07-2013	$399,569	$931,166
Larry Sass	2,500	4.9%	39.26	4-07-2013	$39,957	$93,117

(1)                       All option grants were made pursuant to the Company’s 2003 Incentive Award Plan, as approved at the 2003 annual shareholder meeting. Under the 2003 plan, in the event of a liquidation, merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation (the “Corporate Transaction Triggers”), each option granted under the plan, to the extent not fully exercised, will be cancelled unless the surviving corporation in any such merger, reorganization or consolidation elects to assume the options or to grant substitute options in place thereof. Notwithstanding the foregoing, vested options will remain exercisable until the date of any such liquidation, merger, reorganization, or consolidation and any unvested options will become exercisable for a ten-day period ending on the fifth day immediately preceding any such liquidation, merger, reorganization or consolidation. Under the plan, the plan administrator has the power to provide in the terms of each individual option agreement the vesting and exercisability of the options. Such individual option agreements have typically provided that in addition to the Corporate Transaction Triggers, in the event of the acquisition by another corporation or person of all or substantially all of the Company’s assets or 80% or more of the Company’s then outstanding voting stock in which the Company is not the surviving corporation or the Company becomes a wholly owned subsidiary of another corporation, the options granted thereunder, to the extent not fully exercised, will be cancelled unless the surviving corporation in any such acquisition elects to assume the options or to grant substitute options in place thereof. Notwithstanding the foregoing, vested options will remain exercisable until the date of any such acquisition and any unvested options will become exercisable for a ten-day period ending on the fifth day immediately preceding any such acquisition. The Company’s plan administrator recently determined that should the Company be acquired as a result of its hiring UBS to explore the Company’s strategic options and enhance shareholder value, all stock options previously granted under the 2003 Plan would automatically vest and become exercisable in connection with the acquisition.

(2)                       The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciations of the Company’s common stock. The actual value, if any, the Named Executive Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by the Named Executive Officer will be at or near the value shown.

(3)                       These options were granted to Mark Nawrocki on June 15, 2005 for performance during fiscal 2006.

Option Exercises and Fiscal Year-End Values

Set forth below is certain information concerning exercised and unexercised options to purchase common stock granted prior to January 28, 2006 to the Named Executive Officers, and held by them at January 28, 2006. This table includes the option awards for fiscal 2006 which were approved by our Board of Directors and awarded on April 7, 2006.

	Shares
	acquired		Number of Unexercised		Dollar Value of
	on	Value	Options at		In-the-Money Options at
	Exercise	Realized	January 28, 2006		January 28, 2006(1)
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert Margolis	—	—	—	—	—	—
Howard Siegel	59,739	$1,434,619	—	16,667	—	$157,839
Sandi Stuart	16,667	$180,330	—	16,667	—	$157,839
Russell J. Riopelle	4,852	$73,362	11,814	43,334	$198,209	$631,963
Mark Nawrocki	—	—	—	25,000	—	$162,250
Larry Sass	5,200	$103,097	6,466	13,334	$154,477	$103,278

(1)                       The value of unexercised in-the-money options at FY-end was calculated based on the market value of the underlying securities, minus the exercise price, and assumes the sale of the underlying securities on January 27, 2006, the last trading day in fiscal 2006, at a price of $39.49 per share, which was the closing price of the Company’s common stock on the NASDAQ National Market System on that date.

Employment and Management Agreements

Management Agreement

The Company obtains the management services of Mr. Margolis as the Company’s Chairman of the Board and Chief Executive Officer pursuant to a management agreement with The Newstar Group, Inc. d/b/a The Wilstar Group (“Wilstar”), which was entered into as of November 29, 1999. The current management agreement replaced a similar management agreement with Wilstar that was entered into on May 4, 1995. Robert Margolis is currently the sole stockholder of Wilstar. On January 3, 2001, in accordance with the terms of the management agreement, Wilstar assigned the current management agreement to Mr. Margolis. The principal terms of the current management agreement are set forth below:

Base Compensation and Performance Bonuses.   The management agreement provides for payment of base compensation that initially was set in 1999 and is subject to automatic annual cost of living increases. Pursuant to the management agreement, Mr. Margolis was paid $760,000 as base compensation for services rendered under the management agreement in fiscal 2006.

The management agreement also provides for payment of an annual performance bonus for each fiscal year in which the Company’s EBITDA is no less that $5.0 million equal to (x) 10% of the Company’s EBITDA for such fiscal year in excess of $2.5 million up to $10.0 million, plus (y) 15% of the Company’s EBITDA for such fiscal year in excess of $10.0 million. For purposes of making such calculations, EBITDA will be determined based upon the financial statements which have been prepared in accordance with U.S. generally accepted accounting principles and is reduced by all accrued compensation expenses attributable to any compensation paid or payable to Mr. Margolis under the management agreement, including base compensation and performance bonuses payable to Mr. Margolis.

Initial Term and Extensions.   The initial term of the management agreement was until February 2, 2002. However, if the Company’s consolidated pre-tax earnings, as set forth in its audited financial statements for any of its fiscal years during the term of the management agreement, commencing with fiscal 2000: (a) are no less than 80% of the consolidated pre-tax earnings contained in the budget submitted to and approved by the Compensation Committee for such fiscal year, and (b) are also no less than the consolidated pre-tax earnings for the immediately preceding fiscal year, then the termination date of the management agreement will automatically be extended an additional year. There may be any number of such extensions if the foregoing tests are met on multiple occasions. During fiscal 2006, fiscal 2005, fiscal 2004, fiscal 2003, fiscal 2002, fiscal 2001 and fiscal 2000 the foregoing tests were met and therefore the term of the management agreement has been extended to February 1, 2009.

Composition of the Board of Directors.   The management agreement provides that if the Company’s board is comprised of five directors, the Company will use its commercially reasonable best efforts to ensure (a) that one director is nominated by Mr. Margolis (the “Wilstar Director”); (b) that one director (the “Investor Director”) is nominated by the members of the group, other than Mr. Margolis, that filed a Schedule 13-D, dated April 24, 1995, with respect to the purchase of the Company’s common stock (collectively, the “Outside Investors”); and (c) that three directors are nominated by the non-Wilstar non-Investor Directors (the “Other Directors”). If there are seven directors, the Company will use its commercially reasonable best efforts to ensure that a second Investor Director is nominated by Outside Investors and four directors are nominated by the Other Directors. If there are nine directors, the Company will use its commercially reasonable best efforts to ensure that, in addition to the Wilstar Director and the Investor Directors described above, one director is nominated by Mr. Margolis and the Outside Investors together (the “Wilstar/Investor Director”) and five directors are nominated by the Other

Directors. If the Board of Directors is expanded, the Company will use its commercially reasonable best efforts to ensure that Mr. Margolis is able to maintain his proportionate representation. The management agreement also provides that the Company will use its commercially reasonable best efforts to ensure that the Board of Directors will have an audit and a compensation committee, each of which will be comprised of three members, one of whom shall be an Investor Director and two of whom shall be selected by the entire Board of Directors from all of the remaining directors, other than the Wilstar Director.

In addition to the events of termination described below under the title “Events of Termination,” Mr. Margolis may elect to treat the following events relating to the composition of the Board of Directors as a breach of the management agreement by the Company:

•       the size of the Board of Directors is increased or decreased without Mr. Margolis’ maintaining or increasing his proportionate representation;

•       the Wilstar Director, the Investor Directors or the Wilstar/Investor Director, as applicable, are not elected to the Board of Directors or are not put on the slate of directors recommended to the Company’s stockholders or any such director is removed from the Board of Directors without Mr. Margolis’ prior approval; or

•       without Mr. Margolis’ consent, he is not elected Chairman of the Board.

Mr. Margolis has waived any rights under the management agreement with respect to the nomination, election or appointment of an Investor Director on the Board of Directors or on the audit or compensation committees until the 2006 annual meeting of stockholders.

Events of Termination.   Mr. Margolis may terminate the management agreement if the Company materially breaches any of the terms and conditions of the management agreement or fails to perform its material obligations thereunder. Unless initiated or consented to by Mr. Margolis, the occurrence of any of the following will be deemed to be a material breach of the management agreement:

•       the assignment to Mr. Margolis of any duties materially inconsistent with, or the diminution of Mr. Margolis’ positions, titles, offices, duties and responsibilities with the Company or any removal of Mr. Margolis from, or any failure to re-elect Mr. Margolis to, any titles, offices or positions held by Mr. Margolis under the Revised Management Agreement, including the failure of the Board of Directors to elect Mr. Margolis or his designee as Chairman of the Board or the failure to elect, or the removal of, any Wilstar or Outside Investor nominee as director from the slate of directors recommended to the Company’s stockholders by the Board of Directors;

•       except as in accordance with the management agreement, a reduction by the Company in the base compensation or any other compensation provided for in the management agreement;

•       a change or relocation of Mr. Margolis’ offices at the Company that materially and adversely affects Mr. Margolis’ working environment; or

•       any other substantial, material and adverse changes in Mr. Margolis’ working conditions imposed by the Company.

The Board of Directors may terminate the management agreement at any time without cause. If appropriate, the Board of Directors may also terminate the management agreement “for cause.” “For cause” is limited to the willful misfeasance or gross negligence on the part of Mr. Margolis in connection with the performance of his duties pursuant to the management agreement, which willful misfeasance or gross negligence directly causes material harm to the assets, business or operations of the Company. The management agreement will terminate immediately upon Mr. Margolis’ death and may be terminated by the Board of Directors if Mr. Margolis fails to render services to the Company for a substantially continuous period of six months because of Mr. Margolis’ physical or mental disability during such period.

Payments to Mr. Margolis if the Management Agreement Is Terminated.   If the management agreement is terminated for any reason by either the Company or Mr. Margolis, the Company will:

•       pay Mr. Margolis’ base compensation through the date of termination;

•       reimburse Mr. Margolis for all expenses incurred through the date of termination;

•       provide ongoing indemnification for Mr. Margolis and ongoing insurance coverage comparable to the insurance offered to other terminated directors, officers or employees of the Company; and

•       pay Mr. Margolis any unpaid performance bonuses earned during the fiscal year in which the management agreement is terminated; unpaid performance bonuses will be calculated using the results of the whole fiscal year during which the management agreement is terminated, but will be pro rated for the number of full months occurring in such fiscal year prior to the date of termination.

In addition to the payments and other compensation described above, if the Company terminates the management agreement without cause or Mr. Margolis terminates the management agreement after the Company materially breaches any of the terms and conditions thereof or fails to perform its material obligations thereunder, the Company will pay Mr. Margolis, within 60 calendar days after the date of termination, a lump sum in cash equal to three times the sum of (a) Mr. Margolis’ base compensation at the rate in effect at the date of the termination and (b) the “Previous Performance Bonus.” The “Previous Performance Bonus” means an amount equal to the performance bonus received by Mr. Margolis under Section 3.3 of the management agreement in the Company’s last full fiscal year ending prior to the date of termination. Mr. Margolis’ annual base compensation in fiscal 2006 was $760,000 and his performance bonus for fiscal 2006 was approximately $3.7 million and, based on those amounts, the lump sum payment referenced above would be approximately $13.4 million.

Cap on Payments Contingent on a Change in Control.   If any payments to Mr. Margolis under the management agreement are determined to result in the non-deductibility of some or all of such payments under Section 280G of the Code, the payments to Mr. Margolis will be reduced to the maximum amount that is payable without causing such payments to be nondeductible by the Company.

Other Compensation Arrangements

For fiscal 2006, a bonus pool equal to approximately 4% of the Company’s EBITDA in excess of $2.5 million was established and all of the Company’s employees participated in the bonus pool. Mr. Siegel was entitled to approximately 25% of the bonus pool, and the Chief Executive Officer allocated the remainder of the bonus pool among the fifteen other employees based upon their individual performance during fiscal 2006. This approach is designed to motivate the Company’s employees to meet the business and financial objectives of the Company because the bonuses are tied to the profitability of the Company.

There are no other compensation arrangements with current employees.

Certain Relationships and Related Transactions

On November 7, 1997, the Company entered into an Agreement of Purchase and Sale of Trademarks and Licenses with Sideout Sport Inc., pursuant to which the Company agreed to purchase all of Sideout Sport Inc.’s trademarks, copyrights, trade secrets and associated license agreements. Steven Ascher, a former Executive Vice President of the Company, beneficially owns 37.2% of Sideout Sport Inc. Mr. Ascher’s father and father-in-law beneficially own 8.9% and 5.0%, respectively, of Sideout Sport Inc. Pursuant to the agreement with Sideout, the Company paid $1.5 million at the closing of the acquisition and agreed to pay an additional $500,000 upon release of liens on the assets that were purchased. Most of the liens have since been released and $495,000 of the $500,000 holdback has been paid. Under the terms of the agreement with Sideout, the Company also agreed to pay Sideout Sport Inc., on a quarterly basis, contingent payments of 40% of the first $10.0 million, 10% of the next $5.0 million and 5% of the next $20.0 million, of royalties and license fees received by the Company through licensing of the Sideout trademarks. Upon the earlier of such time as the Company has paid Sideout Sport Inc. total contingent payments of $5.5 million or October 22, 2004, the Company will have no further obligation to pay Sideout Sport Inc. During fiscal 2005, the Company made payments of $163,000 to Sideout Sport Inc. and since January 1999, the Company has paid in total over $4.8 million in contingent payments to Sideout Sport Inc. The Company made its last contingent payment due under this agreement in the third quarter ended October 30, 2004.

For information with respect to other transactions and relationships between the Company and certain executive officers, directors and related parties, see “Compensation Committee Interlocks and Insider Participation” above and “Employment and Management Agreements” above.

Equity Compensation Plan Information

The Company currently maintains two compensation plans, the Cherokee 1995 Incentive Stock Option Plan, and the 2003 Incentive Award Plan. Both of these stock option award plans provide for the issuance of common stock to officers and other employees and directors, and has previously been approved by the Company’s stockholders. The following table sets forth the information regarding outstanding options and shares reserved for future issuance under the 1995 Incentive Stock Option Plan and the 2003 Incentive Award Plan as of January 28, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (excluding securities referenced in Column (a))
	Column (a)	Column (b)	Column (c)
Equity compensation plans approved by security holders—1995 Plan(1)	20,258	$18.80	—
Equity compensation plans approved by security holders—2003 Plan(2)	182,691	$29.19	50,644
Equity compensation plans not approved by security holders	—	—	—
Total	202,949	$28.16	50,644

(1)                       The Cherokee Inc. 1995 Incentive Stock Option Plan expired on July 24, 2005. However, options previously granted under this plan remain outstanding until the earlier of expiration or exercise. In the event that any outstanding option under the plan expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall no longer be available for grant.

(2)                       All of the total 50,644 shares shown available for grant as of January 28, 2006 under the 2003 Incentive Award Plan were awarded on April 7, 2006 to employees for performance during fiscal 2006. Such options: (i) have an exercise price equal to $39.26, which was the closing price of the stock on April 7, 2006, the day of the grant, (ii) vest ratably over three years, and (iii) expire on April 7, 2013, which is seven years from the date of grant. In the event that any outstanding option under the plan expires or is terminated, the shares of common stock allocable to the unexercised portion of the option shall again be available for options under the plan as if no option had been granted with respect to such shares.

Compensation Committee Report

The following Report of the Compensation Committee of the Board of Directors covering fiscal 2006 and the performance graph that follows are included herein pursuant to Item 402 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act, the information contained in this report and the performance graph that follows shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference, in whole or in part, into any future filing under the Securities Act or Exchange Act, and such information shall be entitled to the benefits provided in Item 402(a)(9) of Regulation S-K.

General.   The Compensation Committee of the Board of Directors is currently composed of three non-employee directors of the board, Mr. Ewing, Mr. Ravich and Mr. Hull. The Compensation Committee reviews the performance of the Chief Executive Officer whose services are provided pursuant to the management agreement with Mr. Margolis, and when appropriate makes recommendations to the Board of Directors as to the terms of the management agreement. As appropriate, the Compensation Committee reviews and approves the recommendations of the Chief Executive Officer regarding compensation for other executive officers, including salary and cash bonus levels and the stock option grants under the Company’s 1995 Incentive Stock Option Plan, as amended, and the 2003 Incentive Award Plan. During fiscal 2006, the Company had six executive officers and seventeen total employees.

Compensation Policies.   The Company’s executive compensation policies are designed to attract, reward and retain executive officers who contribute to the Company’s success, to provide economic incentives for executive officers to achieve the Company’s business and financial objectives by linking the executive officers’ compensation to the performance of the Company, to strengthen the relationship between executive pay and stockholder value and to reward individual performance. The Company uses a combination of base salary, cash bonuses and stock options to achieve these objectives.

In carrying out the above listed objectives, the Compensation Committee considers, among other things, the following factors concerning the individual performance of executive officers: (1) their ability to perform their given tasks; (2) knowledge of their jobs; and (3) their ability to work with others toward the achievement of the Company’s goals. The Compensation Committee also evaluates corporate performance by looking at factors such as the Company’s performance relative to the business environment and the success of the Company in meeting its business and financial objectives. In reviewing the above listed factors regarding both individual and corporate performance, the Compensation Committee relies on its subjective evaluations of such factors.

Section 162(m) of the Internal Revenue Code limits the deductibility of certain otherwise deductible compensation in excess of $1.0 million paid to the Chief Executive Officer and the next four most highly compensated executive officers. It is the policy of the Compensation Committee to attempt to have all executive compensation treated as tax-deductible compensation wherever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of the compensation plan under which the compensation is paid. However, this policy does not rule out the ability to make awards or to approve compensation that may not qualify for the compensation deduction. The Compensation Committee may elect to approve awards or grant compensation to executive officers which are not deductible by the Company under Section 162(m) of the Internal Revenue Code.

Components of Compensation.   The annual base compensation and performance bonuses payable to Mr. Margolis for providing his executive management services as the Company’s Chairman of the Board and Chief Executive Officer are governed by the management agreement. See “Employment and Management Agreements—Management Agreement” above. The Company seeks to pay its other executive officers salaries that are commensurate with their qualifications, duties and responsibilities. In reviewing and approving the Chief Executive Officer’s recommendations regarding the annual salaries of the other executive officers, the Compensation Committee considers the individual and corporate performance factors outlined above, and puts particular emphasis on the success of the Company in meeting its business and financial objectives and the overall contribution of each executive officer in helping to meet those objectives.

For fiscal 2006, a bonus pool equal to approximately 4% of the Company’s EBITDA in excess of $2.5 million was established and all of the Company’s employees participated in the bonus pool. Mr. Siegel was entitled to 25% of the bonus pool, and the Chief Executive Officer allocated the remainder of the bonus pool among the fifteen other employees based upon their individual performance during fiscal 2006. This approach is designed to motivate the Company’s employees to meet the business and financial objectives of the Company because the bonuses are tied to the profitability of the Company.

The Company’s 1995 Incentive Stock Option Plan and the 2003 Incentive Award Plan authorize the Compensation Committee to grant employees stock options. Stock options are granted under the plan with exercise prices equal to or above the market price of the Company’s common stock on the date of grant and generally vest in annual installments over two or three years. Since stock options have value only if the price of the Company’s common stock increases over the exercise/grant price, the Compensation Committee believes that stock option grants to executive officers provide incentives for executive officers to build stockholder value and thereby align the interests of the executive officers with the stockholders. The Compensation Committee also believes that these grants, which may vest over a period of two or more years, provide incentives for executive officers to remain with the Company. In determining the number of options granted in any fiscal year, the Compensation Committee considers such factors as the seniority of the executive officer, the contribution that the executive officer is expected to make to the Company and the size of prior grants to the executive officer. The remaining shares available for award under the 1995 Plan were fully awarded on February 20, 2004, concurrent with the hiring of our Chief Financial Officer, Russell J. Riopelle.

Of the 250,000 shares initially available for award under the 2003 Incentive Award Plan, all such shares were granted as of April 7, 2006, leaving zero shares available for future awards. All options granted under the 2003 Incentive Award Plan vest ratably over three years from the date of grant.

Compensation of the Chief Executive Officer.   Compensation in return for the services of Mr. Margolis as Chief Executive Officer of the Company is governed by the terms of the management agreement.

The management agreement was approved by both the Compensation Committee and the disinterested members of the Board of Directors. The provisions of the management agreement regarding the annual cash performance bonus and the performance goals related thereto were submitted to and approved by the stockholders of the Company in January 2000. The material terms of such management agreement are summarized above under the section “Employment and Management Agreements—Management Agreement.” The terms of the management agreement resulted from several months of negotiations between Wilstar and the Company. The primary basis for the Compensation Committee’s determination to approve the terms of the management agreement was to retain the services of Mr. Margolis as Chairman of the Board and Chief Executive Officer of the Company and to provide a strong incentive for him to continue to increase the long-term value of the Company for its stockholders. Under Mr. Margolis’ leadership, the Company’s revenues have grown from approximately $8.7 million in the fiscal year ended May 31, 1997 to approximately $42.7 million in fiscal 2006, an increase of over 390% during that time period. Mr. Margolis’ performance is further highlighted by the performance graph on the next page, which compares the Company’s stock performance with the stock performance of other companies, as measured by broad market indices. Mr. Margolis was Chief Executive Officer of the Company during the entire period covered by the performance graph.

Under the management agreement, Mr. Margolis’ base compensation was $760,000 in fiscal 2006. The performance goals under the management agreement were achieved in fiscal 2006 and, as a result, Mr. Margolis earned a cash bonus from the Company of $3.7 million for fiscal 2006.

Respectfully submitted,

Compensation Committee
Mr. Timothy Ewing, Chairman
Mr. Jess Ravich
Mr. Keith Hull

Common Stock Performance

Due to the nature of the Company’s business being that of a licensor of its Cherokee, Sideout and Carole Little brands to retailers and wholesalers, which in turn put those brands on various products including but not limited to footwear, apparel, accessories, watches, eyewear, home textile products and sporting goods, the Company does not believe that a comparable peer group of publicly-traded licensing companies exists; hence, the Company’s return on investment was compared to the S&P 100-LTD and NASDAQ INDEX COMPOSITE.

The graph below compares the cumulative total shareholder return on the Company’s common stock with the cumulative total return on the NASDAQ INDEX COMPOSITE and the S&P 100-LTD for the period commencing January 28, 2000 and ending on January 27, 2006. The data set forth below assumes the value of an investment in the Company’s common stock and each Index was $100 on January 28, 2000. The data set forth below also assumes the reinvestment of all dividends.

Comparison of Total Return
Since February 2, 2001
AMONG CHEROKEE INC., THE NASDAQ COMPOSITE AND THE S&P 100-LTD

	FY 2001 2/2/2001	FY 2002 2/1/2002	FY 2003 1/31/2003	FY 2004 1/30/2004	FY 2005 1/28/2005	FY 2006 1/27/2006
Cherokee Inc.	100.00	150.34	162.68	220.90	399.55	502.39
NASDAQ Composite Index	100.00	73.46	55.30	79.59	79.78	102.55
S&P 100 Stock Index	100.00	85.06	65.16	86.22	89.08	93.90

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CHEROKEE INC., THE NASDAQ STOCK MARKET (U.S. & FOREIGN) INDEX
AND THE S & P 100 INDEX

*                                 $100 invested on 2/2/01 in stock or on 1/31/01 in index-including reinvestment of dividends. Indexes calculated on month-end basis.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. The Securities and Exchange Commission rules also require that copies of these filings be furnished to the Company.

To the Company’s knowledge, based solely on its review of copies of such reports received or written representations from certain reporting persons that no other reports were required during fiscal 2006, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were met during fiscal 2006.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee of the Company’s Board of Directors is included herein pursuant to Item 306 of Regulation S-K. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act, the information contained in this report shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference, in whole or in part, into any future filing under the Securities Act or Exchange Act, and such information shall be entitled to the benefits provided in Item 306(c) of Regulation S-K.

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. The Company’s independent public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended January 28, 2006 with management and the Company’s independent public accountants. The Audit Committee has discussed with the Company’s independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Company’s independent public accountants their independence from the Company. The Audit Committee has considered whether the independent accountants’ provision of non-audit services to the Company is compatible with maintaining the independent public accountants’ independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company’s independent public accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent public accountants meet the applicable standards for independent public accountants independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2006, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee
Mr. Jess Ravich, Chairman
Mr. David Mullen
Mr. Keith Hull

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

Since May 30, 1995, the Company has engaged PricewaterhouseCoopers LLP, formerly Coopers & Lybrand L.L.P., to serve as its principal independent registered public accountant to audit its financial statements. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement during the annual meeting if the representative desires to do so and the representative is expected to be available to respond to appropriate questions.

Fees Paid to Independent Public Accountants

The fees paid by the Company to PricewaterhouseCoopers LLP, the Company’s independent public accountants, during fiscal 2006 and fiscal 2005 are as follows:

	Fiscal 2006	Fiscal 2005
Audit Fees	$150,000	$154,000
Audit-related Fees	$—	$—
Tax Fees—includes compliance, tax advice and tax planning	$83,000	$115,000
All Other Fees	$—	$—

(1)                       Audit Fees were for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of its consolidated financial statements included in quarterly reports, review of a comment letter from the SEC, and also include fees incurred by PWC in connection with the Company’s compliance with Sarbanes-Oxley Section 404.

(2)                       Tax Fees were for professional services for federal and state tax compliance, tax advice and tax planning.

PricewaterhouseCoopers did not use any non-permanent employees in the auditing of the Company’s financial statements during fiscal 2006.

The Audit Committee annually reviews and pre-approves certain audit and permissible non-audit services that may be provided by the independent auditors and establishes a pre-approved aggregate fee level for all these services. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee.

OTHER MATTERS

Additional Information

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ending January 28, 2006, including financial statements, is being mailed with this proxy statement to each stockholder of record on the record date for the annual meeting. Additionally, copies of the Company’s Annual Report on Form 10-K for the fiscal year ending January 28, 2006, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, are available free of charge upon written request to the office of Investor Relations, Cherokee Inc., 6835 Valjean Avenue, Van Nuys, CA 91406.

Date for Submission of Stockholder Proposals for the 2006 Annual Meeting

Any proposal relating to a proper subject which a stockholder may intend to be presented for action at the 2006 Annual Meeting of Stockholders must be received by the Company no later than January 1, 2006, to be considered for inclusion in the proxy material to be disseminated by the Board of Directors in accordance with the provisions of Rule 14a(8)(e)(1) promulgated under the Exchange Act. Copies of such proposals should be sent to the Corporate Secretary at the Company’s principal executive offices. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

In addition, if the Company has not received notice on or before March 17, 2006 of any matter a stockholder intends to propose for a vote at the 2006 Annual Meeting, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without a discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate matter on the proxy card.

Other Business of the Annual Meeting

The Board of Directors is not aware of any matter to be presented at the annual meeting or any postponement or adjournment thereof, which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with the recommendation of the Board of Directors, or if no such recommendation is given, in their own discretion.

Cost of Soliciting Proxies

The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph, by officers, directors and other employees of the Company, who will not receive any additional compensation for such services. The Company has retained U.S. Stock Transfer Corporation to assist in soliciting proxies with respect to shares of common stock held of record by brokers, nominees and institutions. The Company does not anticipate that the costs of such proxy solicitation firm will exceed $15,000, plus its out-of-pocket fees and expenses. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

By Order of the Board of Directors,

Carol A. Gratzke Secretary

Van Nuys, California
April 20, 2006

THE 2006 INCENTIVE AWARD PLAN
OF
CHEROKEE INC.

Cherokee Inc. (the “Company”), a Delaware corporation, has adopted the 2006 Incentive Award Plan of Cherokee Inc. (the “Plan”) for the benefit of its eligible Employees, Consultants and Directors (as such terms are defined below). The Plan is an amendment and restatement of the 2003 Incentive Award Plan of Cherokee Inc. which shall be effective as of the Effective Date (as defined below), subject to approval by the Company’s stockholders as set forth in Section 12.4 hereof. The purposes of the Plan are as follows:

(1)        To provide an additional incentive for Directors, Employees and Consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

(2)        To enable the Company to obtain and retain the services of Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

1.1.       General.   Whenever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.2.       Administrator.   “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Awards, the term “Administrator” shall refer to the Committee, except to the extent the Board has assumed the authority for administration of the Plan as provided in Section 11.2.

1.3.       Award.   “Award” shall mean any Performance-Based Bonus opportunity granted under the Plan, as well as any Option, Restricted Stock, Stock Appreciation Right, Performance Share, Stock Unit, Other Stock-Based Award or a Performance-Based Award granted under the Plan or granted in payment or settlement of a Performance-Based Bonus (collectively, “Awards”).

1.4.       Award Agreement.   “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award, as the Administrator shall determine, consistent with the Plan.

1.5.       Award Limit.   “Award Limit” shall mean one hundred thousand (100,000) shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

1.6.       Board.   “Board” shall mean the Board of Directors of the Company.

1.7.       Change in Control.   “Change in Control” shall mean and include each of the following:

(a)        A transaction or series of transactions whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)        During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.7(a) hereof or Section 1.7(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)        The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)         Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)       After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 1.7(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)        The Company’s stockholders approve a liquidation or dissolution of the Company.

1.8.       Code.   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.9.       Committee.   “Committee” shall mean the Board, or Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.10.    Common Stock.   “Common Stock” shall mean the Common Stock of the Company, par value $0.02 per share.

1.11.    Company.   “Company” shall mean Cherokee Inc., a Delaware corporation.

1.12.    Consultant.   “Consultant” shall mean any consultant or adviser (other than an Employee) if:

(a)        the consultant or adviser renders bona fide services to the Company;

(b)        the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)        the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.13.    Director.   “Director” shall mean a member of the Board, whether such Director is an Employee or an Independent Director.

1.14.    Effective Date.   “Effective Date” shall have the meaning set forth in Section 12.4 hereof.

1.15.    Employee.   “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.16.    Exchange Act.   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.17.    Fair Market Value.   “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined as follows:

(a)        If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination.

(b)        In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

1.18.    Holder.   “Holder” shall mean a person who has been granted or awarded an Award.

1.19.    Incentive Stock Option.   “Incentive Stock Option” shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.20.    Independent Director.   “Independent Director” shall mean a member of the Board who is not an Employee.

1.21.    Non-Qualified Stock Option.   “Non-Qualified Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

1.22.    Option.   “Option” shall mean a stock option granted under Article V of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

1.23.    Other Stock-Based Award.   “Other Stock-Based Award” shall mean any right granted under Article X of the Plan.

1.24.    Performance-Based Award.   “Performance-Based Award” shall mean an Award granted to selected Section 162(m) Employees pursuant to Articles IV, VIII, IX or X hereof, but which is subject to the terms and conditions set forth in Section 3.2 hereof. All Performance-Based Awards are intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

1.25.    Performance-Based Bonus.   “Performance-Based Bonus” shall mean a bonus opportunity awarded in accordance with Article IV of the Plan.

1.26.    Performance Criteria.   “Performance Criteria” shall mean any of the following business criteria with respect to the Company, any Subsidiary, any division or operating unit or any Company brands, groups of brands or specific brands: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization or (l) achievement of strategic initiatives.

1.27.    Performance Share.   “Performance Share” shall mean a right granted to a Holder pursuant to Section 10.1(a) of the Plan to receive shares of Common Stock, the payment of which is contingent upon achieving certain performance goals which are related to one or more of the Performance Criteria or other performance-based targets established by the Committee.

1.28.    Plan.   “Plan” shall mean the 2006 Incentive Award Plan of Cherokee Inc.

1.29.    Restricted Stock.   “Restricted Stock” shall mean Common Stock awarded under Article VIII of the Plan.

1.30.    Rule 16b-3.   “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.31.    Section 162(m) Employee.   “Section 162(m) Employee” shall mean any Employee designated by the Administrator as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.32.    Securities Act.   “Securities Act” shall mean the Securities Act of 1933, as amended.

1.33.    Stock Appreciation Right.   “Stock Appreciation Right” shall mean any right granted under Article IX of the Plan.

1.34.    Stock Unit.   “Stock Unit” shall mean any right granted under Section 10.1(b) of the Plan.

1.35.    Subsidiary.   “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.36.    Substitute Award.   “Substitute Award” shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by another company or entity, in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an option granted in connection with the cancellation and repricing of an Option.

1.37.    Termination of Consultancy.   “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous engagement by or commencement of employment with the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code). The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.38.    Termination of Directorship.   “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.39.    Termination of Employment.   “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

2.1.       Shares Subject to Plan.

(a)        The shares of stock subject to Awards shall be Common Stock, subject to Sections 2.2 and 12.3 of the Plan. The aggregate number of such shares which may be granted pursuant to Awards under the Plan shall not exceed two hundred and fifty thousand (250,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such Awards may be either previously authorized but unissued shares or treasury shares.

(b)        The maximum number of shares of Common Stock which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

2.2.       Add-Back of Options and Other Rights.   Any shares of Common Stock that may again be optioned, granted or awarded under the terms of Section 2.2 of the 2003 Incentive Award Plan of Cherokee Inc. as in effect prior to this amendment and restatement shall be available for grant under the Plan. With respect to the 250,000 shares of Common Stock authorized for grant in Section 2.1 hereof, if any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares of Common Stock subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. No shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 8.4 or 8.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

3.1.       Award Agreement.   Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2.       Provisions Applicable to Section 162(m) Employees.

(a)        The Committee, in its discretion, may determine whether an Award is to qualify as a Performance-Based Award.

(b)        Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Employee, including Restricted Stock the restrictions to which lapse upon the obtainment of performance goals which are related to one or more of the Performance Criteria, that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c)        To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article IV, VIII, IX or X which may be granted to one or more Section 162(m) Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(d)        Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Employee and is intended to qualify as a Performance-Based Award shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and such Awards shall be deemed amended to the extent necessary to conform to such requirements.

3.3.       Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4.       At-Will Employment.   Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment or consulting agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

PERFORMANCE-BASED BONUSES

4.1.       Grant.   At such times and in such manner as the Committee deems appropriate, the Committee may select Holders and award to such Holders the opportunity to earn a cash bonus (a “Performance-Based Bonus”), which shall be contingent upon the attainment of performance goals which are related to one or more of the Performance Criteria or other performance-based targets established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance-Based Bonus paid to a Section 162(m) Employee shall be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Section 3.2 hereof.

4.2.       Cash Award Limits.   No Holder shall be eligible to be paid more than $500,000 in cash in any fiscal year in respect of any Award(s) under the Plan. No provision of this Section 4.2 shall be construed as limiting the number of stock-based Awards, or other cash-based compensation for employment, that a Holder may receive.

ARTICLE V.

GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

5.1.       Eligibility.   Any Employee or Consultant selected by the Committee pursuant to Section 5.4(a)(i) shall be eligible to be granted an Option. Any Independent Director selected by the Board pursuant to Section 5.5(a)(i) shall be eligible to be granted an Option. All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.

5.2.       Disqualification for Stock Ownership.   No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

5.3.       Qualification of Incentive Stock Options.   No Incentive Stock Option shall be granted to any person who is not an Employee.

5.4.       Granting of Options to Employees and Consultants.

(a)        The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)         Select from among the Employees or Consultants (including Employees or Consultants who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)       Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Employees or Consultants;

(iii)      Subject to Section 5.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)       Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)        Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.

(c)        Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

5.5.       Granting of Options to Independent Directors.

(a)        Subject to Section 5.5(b), the Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)         Determine whether to grant Options to Independent Directors, and, in the event Options are so granted, select from among the Independent Directors (including Independent Directors who have previously been granted Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)       Subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Independent Directors; and

(iii)      Determine the terms and conditions of such Options, consistent with the Plan.

(b)        Upon the selection of an Independent Director to be granted an Option, and the grant of an Option to an Independent Director, the Board shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Board shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Option.

5.6.       Options in Lieu of Cash Compensation.   Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of Directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE VI.

TERMS OF OPTIONS

6.1.       Option Price.   The price per share of the shares of Common Stock subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

(a)        in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code; and

(b)        in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.2.       Option Term.   The term of an Option granted to an Employee or Consultant shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

6.3.       Option Vesting.

(a)        The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.

(b)        No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

(c)        To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted. For purposes of this Section 6.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.

6.4.       Terms of Options Granted to Independent Directors.   The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The period during which the right to exercise, in whole or in part, an Option granted to an Independent Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. The term of each Option granted to an Independent Director shall be determined by the Administrator and shall be no greater than ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable. Options granted to Independent Directors under Section 5.5 shall be subject to such other terms and conditions as are determined by the Administrator.

6.5.       Substitute Awards.   Notwithstanding the foregoing provisions of this Article VI to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a)        the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b)        the aggregate exercise price thereof; does not exceed the excess of;

(c)        the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d)        the aggregate exercise price of such shares;

provided, further, that:

(e)        the ratio of (i) the aggregate exercise price of the shares subject to the Substitute Award to (ii) the aggregate Fair Market Value (as of the date such Substitute Award is granted) thereof; does not exceed;

(f)         the ratio of (i) the aggregate exercise price of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company to (ii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of such shares.

6.6.       Restrictions on Common Stock.   The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company’s repurchase right or remove any or all of the restrictions imposed by the terms of the Award Agreement. The Company’s right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment, a Termination of Consultancy, or a Termination of Directorship, as applicable, and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VII.

EXERCISE OF OPTIONS

7.1.       Partial Exercise.   An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

7.2.       Manner of Exercise.   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)        A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)        Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)        In the event that the Option shall be exercised pursuant to Section 12.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d)        Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may in its sole and absolute discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that the Company shall not deliver such shares until payment of such proceeds is received by the Company; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i)-(iii). Notwithstanding any other provision of the Plan to the contrary, no Holder shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

7.3.       Conditions to Issuance of Stock Certificates.   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)        The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)        The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)        The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)        The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)        The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 7.2(d).

7.4.       Rights as Stockholders.   Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

7.5.       Ownership and Transfer Restrictions.   The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

7.6.       Limitations on Exercise of Options Granted to Independent Directors.   No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

(a)        The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her death;

(b)        The expiration of 12 months from the date of the Holder’s Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

(c)        The expiration of three months from the date of the Holder’s Termination of Directorship for any reason other than such Holder’s death or his or her permanent and total disability, unless the Holder dies within said three-month period; or

(d)        The expiration of 10 years from the date the Option was granted.

7.7.       Additional Limitations on Exercise of Options.   Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VIII.

AWARD OF RESTRICTED STOCK

8.1.       Eligibility.   Subject to the Award Limit, Restricted Stock may be awarded to any Director, Employee or Consultant whom the Administrator determines should receive such an Award.

8.2.       Award of Restricted Stock.

(a)        The Administrator may from time to time, in its absolute discretion:

(i)         Select from among the Directors, Employees or Consultants (including Directors, Employees or Consultants who have previously been granted other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)       Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)        The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)        Upon the selection of a Director, Employee or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate, and the Administrator shall authorize one or more officers of the Company to prepare, execute and deliver the Award Agreement with respect to such Restricted Stock.

8.3.       Rights as Stockholders.   Subject to Section 8.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 8.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 8.4.

8.4.       Restriction.   All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Subject to Section 12.3(c) hereof, the period during which such Awards may be forfeited to the Company shall not terminate prior to the third anniversary of the date of grant of such Awards on a prorated basis; provided, however, that the Committee may determine to have such period terminate after the first anniversary of the date of grant of any such Award if the Committee has established conditions for the earning of such Award that relate to performance of the Company or one or more divisions, operating units or brands thereof. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Directorship, Termination of Employment or Termination of Consultancy, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Directorship, Termination of Employment or Termination of Consultancy following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, the Administrator in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Directorship, Termination of Employment, or Termination of Consultancy, as applicable, without cause or because of the Holder’s retirement, or otherwise.

8.5.       Repurchase of Restricted Stock.   The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Directorship, Termination of Employment or Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Directorship, Termination of Employment or Termination of Consultancy following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Employees, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Directorship, Termination of Employment or Termination of Consultancy without cause or because of the Holder’s retirement, or otherwise.

8.6.       Escrow.   The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

8.7.       Legend.   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

8.8.       Section 83(b) Election.   If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE IX.

STOCK APPRECIATION RIGHTS

9.1.       Grant.   Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Holders to whom Stock Appreciation Rights shall be granted, the number of shares of Common Stock to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

9.2.       Exercise and Payment.   The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part; provided, however, that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten (10) years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of a Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right granted under the Plan shall become exercisable after ten (10) years from the date of grant. A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Common Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose and any applicable tax withholding. Payment of the amounts determined under this Section 9.2 shall be made in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

9.3.       Other Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

ARTICLE X.

OTHER STOCK-BASED AWARDS

10.1.    Grant.   The Committee shall have authority to grant to any Holder an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Article IV through Article IX hereof and (ii) an Award of shares of Common Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Common Stock (including, without limitation, securities convertible into Common Stock), as deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that any such rights must comply, to the extent deemed desirable by the Committee, with applicable law and/or securities exchange listing requirements. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Other-Stock Based Awards shall include, but not be limited to, Performance Share Awards and Stock Unit Awards.

(a)        Performance Share Awards.   Any Holder selected by the Committee may be granted one or more Performance Share Awards which shall be denominated in a number of shares of Common Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Holder.

(b)        Stock Unit Awards.

(i)         Grant of Stock Unit Awards.   The Committee shall have authority to grant to Holders Stock Unit Awards, the value of which is based, in whole or in part, on the Fair Market Value of the Common Stock. Each Stock Unit shall consist of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one share of Common Stock. Such Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee. Stock Units may be granted as additional compensation or in lieu of any other compensation, as specified by the Committee, or may be issued upon exercise of Options or Stock Appreciation Rights, or in lieu of a Performance Share Award or Restricted Stock Award, provided that for any share of Common Stock to be purchased in connection with a Stock Unit Award other than upon exercise of an Option or Stock Appreciation Right or in settlement of a Performance Share Award or Restricted Stock Award, the purchase price or the amount of consideration paid or of other compensation foregone shall be equal to at least 100% of the Fair Market Value of such share of Common Stock on the date such Award is granted. Subject to the provisions of the Plan, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its sole discretion.

(ii)       Settlement of Stock Units.   The Committee may provide for Stock Units to be settled in cash (at the election of the Company or the Holder, as specified by the Committee) and to be made at such other times as it determines appropriate or as it permits a Holder to choose. The amount of shares of Common Stock, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents, which may be valued as if reinvested in shares of Common Stock. Until a Stock Unit is settled, the number of shares of Common Stock represented by a Stock Unit shall be subject to adjustment pursuant to Section 12.3 hereof.

10.2.    Term.   Except as otherwise provided herein, the term of any Award of Performance Shares, Stock Units or Other Stock-Based Awards shall be set by the Committee in its discretion.

10.3.    Exercise or Purchase Price.   The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Stock Units or Other Stock-Based Awards; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

10.4.    Exercise upon Termination of Employment.   An Award of Performance Shares, Stock Units or Other Stock-Based Awards shall only be exercisable or payable while the Holder is an Employee; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Stock Units or Other Stock-Based Awards may be exercised or paid subsequent to a termination of employment, as applicable, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise; provided, further, that any such provision with respect to Performance Shares or Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code, where applicable for Company deductibility purposes.

10.5.    Form of Payment.   Payments with respect to any Awards granted under this Article X shall be made in cash, in Common Stock or a combination of both, as determined by the Committee.

10.6.    Award Agreement.   All Awards under this Article X shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE XI.

ADMINISTRATION

11.1.    Committee.   The Committee shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan), and the Compensation Committee (or other committee or subcommittee) shall consist solely of two or more members of the Board each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2.    Duties and Powers of Committee.   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

11.3.    Majority Rule; Unanimous Written Consent.   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4.    Compensation; Professional Assistance; Good Faith Actions.   Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1.    Not Transferable.   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

Notwithstanding the foregoing provisions of this Section 12.1, the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to: (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer. For purposes of this Section, “Permitted Transferee” shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

12.2.    Amendment, Suspension or Termination of the Plan.

(a)        Except as otherwise provided in this Section 12.2 and subject to Section 12.13, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that (1) to the extent necessary and desirable to comply with any applicable law, regulation, or securities exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (2) stockholder approval is required for any amendment to the Plan that (i) except as provided in Section 12.3, increases the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) expands the class of persons who are eligible to participate in the Plan.

(b)        Except with respect to amendments made pursuant to Section 12.13, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(c)        No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

(i)         The expiration of ten years from the date the Plan is adopted by the Board; or

(ii)       The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

(d)        Notwithstanding any provision in this Plan to the contrary, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted. In addition, except as permitted by Section 12.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

12.3.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)        Subject to Section 12.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)         the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii)       the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii)      the grant or the exercise price with respect to any Award.

(b)        Subject to Section 12.3(e), in the event of any transaction or event described in Section 12.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)         to provide for either the cancellation of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)       to provide that the Award cannot vest, be exercised or become payable after such event;

(iii)      to provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 6.3 or 6.4 or the provisions of such Award;

(iv)       to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)        to make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future; and

(vi)       to provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Common Stock may be terminated and some or all shares of such Restricted Stock or Common Stock may cease to be subject to repurchase after such event.

(c)        Notwithstanding Sections 12.3(a) and 12.3(b) above, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Holder, if a Change in Control occurs and a Holder’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and may give each Holder the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine; provided, however, that the Committee may not extend the original exercise periods for Options or Stock Appreciation Rights if such extension would cause such Options or Stock Appreciation Rights to constitute non-qualified deferred compensation subject to Section 409A of the Code. In the event that the terms of any agreement between the Company or any Subsidiary or affiliate of the Company and a Holder contains provisions that conflict with and are more restrictive than the provisions of this Section 12.3(c), this Section 12.3(c) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(d)        Subject to Sections 12.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e)        With respect to Awards which are granted to Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. No such adjustment or action shall be authorized to the extent such adjustment or action would cause such Award to constitute non-qualified deferred compensation subject to Section 409A of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f)         The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.4.    Approval of Plan by Stockholders; Term of the Plan.

(a)        The Plan shall be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided, however, that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options which may be granted to Section 162(m) Employees should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

(b)        The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s bylaws. If the stockholders of the Company do not approve the Plan as amended and restated on                   , 2006, the 2003 Incentive Award Plan of Cherokee Inc. shall continue in full force and effect in accordance with its terms as in effect prior to this amendment and restatement.

(c)        The Plan will expire on, and no Award shall be granted under the Plan after, the tenth anniversary of the Effective Date, or after such earlier date as the Committee may determine, in its sole discretion. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.5.    Tax Withholding.   The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

12.6.    Forfeiture Provisions.   Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Award, or upon the receipt or resale of any Common Stock underlying any Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited.

12.7.    Effect of Plan upon Options and Compensation Plans.   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.8.    Compliance with Laws.   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority `as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.9.    Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

12.10.  Reservation of Shares.   The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

12.11.  Titles.   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.12.  Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

12.13.  Section 409A.   To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

DETACH PROXY CARD HERE

CHEROKEE, INC.

1. Board of Directors recommends a vote FOR the nominees.
ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS

Nominees: 01 Robert Margolis, 02 Timothy Ewing, 03 David Mullen, 04 Jess Ravich and 05 Keith Hull.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)
EXCEPTIONS

2. Approval of the 2006 Incentive Award Plan
FOR	ABSTAIN	AGAINST

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED HEREIN. If any nominees for director should be unavailable, the persons named as proxies herein may vote for substitute nominees in their discretion.

THE UNDERSIGNED HEREBY REVOKES ANY PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, BOTH DATED APRIL 20, 2006, AND A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 28, 2006.

		I DO	DO NOT expect to attend the Meeting.

Number of Shares:

PLEASE SIGN AND DATE BELOW.

(Please print Name)
	Dated:		, 2006

Signature(s)

Note: Your signature should appear the same as your name appears hereon.  In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing; when signing as joint tenants, all parties  in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No additional postage is required if mailed within the United States.

DETACH PROXY CARD HERE

PROXY

CHEROKEE, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF CHEROKEE INC.

2006 Annual Meeting of Stockholders, June 13, 2006

The undersigned hereby appoints Robert Margolis and Keith Hull, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares which the undersigned isentitled to vote, with all powers the undersigned would possess if personally present at the 2006 Annual Meeting of Stockholders of Cherokee Inc. (including any adjournment or postponement thereof) to be held at the Loews Santa Monica Beach Hotel, 1700 Ocean Avenue, Santa Monica, California, on June 13, 2006 at 10:00 A.M. Pacific Time, on all matters that may come before the Annual Meeting or any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)